UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 13, 2002


                               PIVOTAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
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                 (State or Other Jurisdiction of Incorporation)


         000-26867                                     Not Applicable
 ------------------------                     ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                            700 - 858 Beatty Street
                      Vancouver, B.C., Canada V6B 1C1
               --------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (604) 699-8000


                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure

Attached as an exhibit to this report is a press release dated November 13, 2002. Such exhibit is being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIVOTAL CORPORATION



Date:  December 3, 2002                By  /s/ Divesh Sisodraker
                                           ------------------------------
                                           Divesh Sisodraker
                                           Chief Financial Officer












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


                                  EXHIBIT INDEX



         Exhibit
         Number     Description
         ------     -----------

         99.1       Press Release dated November 13, 2002